Private and Confidential – For Internal Use Only PBF Energy March 2017 1

This presentation contains forward-looking statements made by PBF Energy Inc. (“PBF Energy”), the indirect parent of PBF Logistics LP (“PBFX”, or “Partnership”, and together with PBF Energy, the “Companies”, or “PBF”), and their management teams. Such statements are based on current expectations, forecasts and projections, including, but not limited to, anticipated financial and operating results, plans, objectives, expectations and intentions that are not historical in nature. Forward-looking statements should not be read as a guarantee of future performance or results, and may not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking statements are based on information available at the time, and are subject to various risks and uncertainties that could cause the Companies’ actual performance or results to differ materially from those expressed in such statements. Factors that could impact such differences include, but are not limited to, changes in general economic conditions; volatility of crude oil and other feedstock prices; fluctuations in the prices of refined products; the impact of disruptions to crude or feedstock supply to any of our refineries, including disruptions due to problems with third party logistics infrastructure; effects of litigation and government investigations; the timing and announcement of any potential acquisitions and subsequent impact of any future acquisitions on our capital structure, financial condition or results of operations; changes or proposed changes in laws or regulations or differing interpretations or enforcement thereof affecting our business or industry; actions taken or non-performance by third parties, including suppliers, contractors, operators, transporters and customers; adequacy, availability and cost of capital; work stoppages or other labor interruptions; operating hazards, natural disasters, weather-related delays, casualty losses and other matters beyond our control; inability to complete capital expenditures, or construction projects that exceed anticipated or budgeted amounts; ability to consummate potential acquisitions, the timing for the closing of any such acquisition and our plans for financing any acquisition; unforeseen liabilities associated with any potential acquisition; inability to successfully integrate acquired refineries or other acquired businesses or operations; effects of existing and future laws and governmental regulations, including environmental, health and safety regulations; and, various other factors. Forward-looking statements reflect information, facts and circumstances only as of the date they are made. The Companies assume no responsibility or obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information after such date. Safe Harbor Statements

 Second most complex independent refiner with regionally-advantaged asset base  Significantly advantaged crude and feedstock optionality provides access to most economic input slate  Strategic relationship with PBF Logistics (NYSE:PBFX) provides growth partnership  Long and successful history of executing accretive acquisitions and driving growth  Track record of investing in organic, margin-improvement projects  Targeting self-help projects to enhance margin capture and increase commercial flexibility  Focused internal investment to drive growth and enhance margins  Maintain conservative balance sheet and strong liquidity  Continue to reward shareholders with attractive dividend yield and returns  Refining and Logistics segments provide dual growth platforms  Optimize refining profitability  Diversify logistics footprint through third-party transactions Attractive Asset Base PBF – A Compelling Investment Proven Track Record Disciplined Allocation of Capital Future Growth Opportunities 3

Attractive Asset Diversification and Growth  PBF's core strategy is to operate safely, reliably and responsibly and to grow our business through acquisitions  Diversified asset base with five refineries and 884,000 barrels per day of processing capacity  Increased refining throughput capacity by over 60% since 2015  Second most complex refining system with 12.2 Nelson Complexity Region Throughput Capacity (bpd) Nelson Complexity Mid-continent 170,000 9.2 East Coast 370,000 12.2 Gulf Coast 189,000 12.7 West Coast 155,000 14.9 Total 884,000 12.2 Source: JP Morgan Research 0 500 1,000 1,500 2,000 2,500 V LO P S X M P C P B F T S O H F C A LJ C V I W N R D K N T I US Independent Refiners by Capacity Paulsboro Toledo Chalmette Torrance PADD 2 PADD 3 PADD 5 Delaware City PADD 4 PADD 1 4

Implementing System-wide Commercial Optimization  Crude sourcing flexibility and optionality  PBF uses its complex crude processing capacity to source lowest cost input slate  PBF is benefiting from the global over- supply of crude which is driving increased competition and favorable pricing dislocations  PBF is leveraging its expanded coastal refining portfolio to capitalize on economies of scale by sharing larger cargoes between assets  Pursuing highest netback product distribution channels  The East Coast Terminals acquisition by PBFX provides additional capability in the greater Philadelphia market  Penetrating additional regional markets on Gulf and West Coasts  Entering the gasoline and distillate product export markets Refining Group Crude Slate Breakdown Source: Company reports, JP Morgan Research 0% 20% 40% 60% 80% 100% PBF PSX MPC TSO VLO HFC NTI ALJ DK WNR CVRR Medium / Heavy Light 5

 Completed first turnaround under PBF ownership in February of 2017  Investing in margin improvement projects associated with optimization of existing assets  Restarting idled naphtha hydrotreater, reformer and light-ends recovery plant to allow for production of high-octane, ultra- low sulfur reformate blendstock and chemicals from unfinished naphtha  New crude tank project will allow increased crude flexibility  Increased export opportunities  Projects should be complete Fall 2017 with an expected return of one to two years  Chalmette increasing margin capture through asphalt production  Advancing third-party logistics opportunities Chalmette Refinery – Optimization Underway 6

Torrance Refinery – Focus on Operations  Focus on stable and reliable operations  Working with local partners to ensure reliable power supply to refinery  Executing first major turnarounds in the second quarter  Targeting $50 million operating cost reductions over the next two years  Putting the right team in place to execute key turnarounds and promote operational excellence  Margin enhancement  Rack throughput grown to approximately 70% of gasoline yield  Increased rack sales provide higher product netbacks and RINs offset  Optimizing distillate margin contribution through rapid, low-cost opportunities  Successfully entering new markets, including exports 7

East Coast and Mid-Continent Opportunity  Focus on operational excellence and cost control  Paulsboro is our leader in turnaround execution and we are sharing that expertise across our system  Expanding feedstock optionality  Mid-Continent infrastructure build-out has eliminated bottlenecks  Increasing domestic production has a cascading impact on waterborne barrels  Focus on product distribution and regional opportunities  Potential asphalt tailwind with large producer leaving the market  Improved chemicals yield and margins  Extending clean product distribution avenues around refineries  Identifying opportunities for exports 8

PBFX – A Strategic and Valuable Partner

- PBF indirectly owns 100% of the general partner and ~44% of the limited partner interests of PBF Logistics LP (NYSE: PBFX), and 100% of the PBFX incentive distribution rights ("IDRs")
- Stable cash flows supported predominantly by long-term, take-or-pay Minimum Volume Commitments
  - No direct commodity exposure
- Vehicle allows PBF to drop-down logistics assets and utilize proceeds to de-lever and improve liquidity
- PBF's drop-down EBITDA backlog increased significantly with addition of logistics-related assets acquired with the Chalmette and Torrance acquisitions
  - Third-party acquisitions, such as the East Coast Terminals acquisition, add incremental growth to PBFX by extending the backlog timeline
- Provides alternative capital source to grow logistics asset base

Summary of Executed Drop-Downs*

Announcement Date	Asset	Projected Annual Net Income ($mm)	Projected Annual EBITDA ($mm)	Gross Sale Price ($mm)
9/15/2014	Delaware City Heavy Crude Unloading Rack	$12	$15	$150
12/2/2014	Toledo Storage Facility	$9	$15	$150
5/15/2015	Delaware City Pipeline / Truck Rack	$12	$14	$143
8/11/2016	Torrance Valley Pipeline Company LLC (50% interest)	$9	$20	$175
	Total	**$42**	**$64**	**$618**

*For reconciliation from EBITDA to Net Income please refer to PBF 8-K filings dated 9/19/14 (p.164); 12/5/14 (p.80); 5/5/15 (p.80) and 9/7/16 (p.201), respectively. EBITDA is a non-GAAP financial measure. See Appendix for additional information.

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PBFX Growing Asset Base is Ideally Situated

- PBF Logistics assets directly support the operations of the Toledo, Delaware City, Paulsboro and Torrance refineries
  - Approximately 255 million barrels of annual refining capacity
- Strategic third-party acquisitions, such as the East Coast Terminals, allow PBF Logistics to independently grow its revenue base and leverage its relationship with PBF Energy
- PBFX continues to target logistics assets for feedstock movement and product distribution that complement its existing operations and provide synergies due to proximity to PBF Energy operations
- Developing organic growth opportunities to enhance asset base and diversify revenue streams
- Drop-downs from PBF Energy, as it grows, remain a valuable source of future growth



PBF Logistics Mid-Continent Assets
Toledo Storage Facility
Toledo LPG Truck Rack
Toledo Truck Terminal
Toledo
Paulsboro
Delaware City
PADD 4
PADD 5
PADD 2
PADD 1
PADD 3
Torrance
Chalmette
PBF Logistics West Coast Assets
Torrance Valley Pipeline
PBF Logistics East Coast Assets
East Coast Terminals
DC Products Pipeline
DC Truck Rack (Products)
DC Truck Rack (LPG)
DC Rail Terminal
DC West Rack

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Regulatory Outlook RINs – change is likely – we’ve seen RINs drop more than 50% Corporate Tax Reform – Potentially lowers our corporate rate Border Adjustment Tax – doubtful whether it passes in its current form but could have a major impact on the economy, oil movements and product flows and regional refining performance MARPOL – Marine Diesel Standards 2020 – New marine diesel standards will highlight the value of our four coking refineries 11

Appendix

$0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 R e fi n e ry C o st , $/ C o m p le xi ty -B ar re l Disciplined Growth Strategy Denotes PBF Refinery 13

PBF Energy 2017 Initial Guidance Initial guidance provided constitutes forward-looking information and is based on current PBF Energy operating plans, company assumptions and company configuration. All figures are subject to change based on market and macroeconomic factors, as well as company strategic decision-making and overall company performance. (Figures in millions except per barrel amounts) Q1-2017E (Revised) East Coast Throughput 290,000 – 310,000 bpd Mid-Continent Throughput 115,000 – 125,000 bpd Gulf Coast Throughput 145,000 – 155,000 bpd West Coast Throughput 130,000 – 140,000 bpd Total Throughput 680,000 – 730,000 bpd Refining operating expenses $5.25 - $5.50 / bbl SG&A expenses(1) $140 - $150 D&A(1) $270 - $280 Interest expense, net(1) $155 - $165 Capital expenditures(1) $625 - $650 Turnaround Schedule Period Delaware City – FCC/Alky units Q1-2 (45-55 days) Chalmette – Crude unit Q1 (complete) Torrance – Hydrocracker, hydrogen plant Q2 (45-55 days) Torrance – Crude and Coker units Q2 (45-55 days) ___________________________ 1. Guidance expense figures include consolidated amounts for PBF Logistics LP 14

PBFX 2017 Initial Guidance Initial guidance provided constitutes forward-looking information and is based on current PBF Logistics operating plans using minimum volume commitments, assumptions and configuration. Revenues, operating expenses, general and administrative expenses, depreciation and amortization and interest expense figures include amounts related to the portion of the Torrance Valley Pipeline Company that are currently owned by a subsidiary of PBF Energy Inc. These amounts are consolidated in the PBF Logistics financial statements and the ownership interest of PBF Energy is reflected in Noncontrolling Interest. All figures are subject to change based on market and macroeconomic factors, as well as management’s strategic decision-making and overall Partnership performance. ($ in millions) FY 2017 Initial Guidance Revenues $252.1 Operating expenses $78.4 SG&A $15.7 D&A $16.8 Interest expense, net $33.1 Net Income $108.1 EBITDA to the Partnership $135.2 Maintenance capital expenditures $9.9 Growth/strategic capital(1) $12.1 Units outstanding(2) 42.3 million All figures are based on estimates using minimum volume commitments for currently owned assets under existing long-term agreements. ___________________________ 1. Excludes capital expenditures related to the Paulsboro Natural Gas Pipeline and the Chalmette Crude Tank 2. Units outstanding at 12/31/2016 represents the fully-diluted number of units issued during the IPO, subsequent transactions and under partnership compensation programs 15

Our management uses EBITDA (earnings before interest, income taxes, depreciation and amortization) as a measure of operating performance to assist in comparing performance from period to period on a consistent basis and to readily view operating trends, as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations, and in communications with our board of directors, creditors, analysts and investors concerning our financial performance. EBITDA is not a presentation made in accordance with GAAP and our computation of EBITDA may vary from others in our industry. EBITDA should not be considered as an alternative to operating income (loss) or net income (loss) as measures of operating performance. In addition, EBITDA is not presented as, and should not be considered, an alternative to cash flows from operations as a measure of liquidity. This presentation includes references to EBITDA and EBITDA attributable to PBFX, which is a non-GAAP financial measure that is reconciled to its most directly comparable GAAP measure in the quarterly and annual reports on Forms 10-Q and 10-K for PBFX. We define EBITDA attributable to PBFX as net income (loss) attributable to PBFX before net interest expense, income tax expense, depreciation and amortization expense attributable to PBFX, which excludes the results attributable to noncontrolling interests and acquisitions from affiliate companies under common control prior to the effective dates of such transactions. With respect to projected MLP-qualifying EBITDA, we are unable to prepare a quantitative reconciliation to the most directly comparable GAAP measure without unreasonable effort, as, among other things, certain items that impact these measures, such as the provision for income taxes, depreciation of fixed assets, amortization of intangibles and financing costs have not yet occurred, are subject to market conditions and other factors that are out of our control and cannot be accurately predicted. Non-GAAP Financial Measures 16

Non-GAAP Financial Measures PBF Logistics LP Reconciliation of amounts under US GAAP to Forecasted EBITDA (unaudited, in millions) Reconciliation of Net Income to estimated EBITDA: The Partnership defines EBITDA as net income (loss) before net interest expense, income tax expense, depreciation and amortization expense. We define EBITDA attributable to PBFX as net income (loss) attributable to PBFX before net interest expense, income tax expense, depreciation and amortization expense attributable to PBFX, which excludes the results attributable to noncontrolling interests and acquisitions from affiliate companies under common control prior to the effective dates of such transactions. EBITDA is a non-GAAP supplemental financial measure that management and external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies, may use to assess: • our operating performance as compared to other publicly traded partnerships in the midstream energy industry, without regard to historical cost basis or financing methods; • the ability of our assets to generate sufficient cash flow to make distributions to our unit holders; • our ability to incur and service debt and fund capital expenditures; and • the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities. The Partnership’s management believes that the presentation of EBITDA and EBITDA attributable to PBFX provides useful information to investors in assessing our financial condition and results of operations. These measures should not be considered an alternative to net income, operating income, cash from operations or any other measure of financial performance or liquidity presented in accordance with GAAP. EBITDA has important limitations as an analytical tool because it excludes some but not all items that affect net income. Additionally, because EBITDA may be defined differently by other companies in our industry, our definition of EBITDA may not be comparable to similarly titled measures of other companies, thereby diminishing its utility. Due to the forward-looking nature of forecasted EBITDA, information to reconcile forecasted EBITDA to forecasted cash flow from operating activities is not available as management is unable to project working capital changes for future periods at this time. ($ in millions) FY 2017 Initial Guidance Net Income $108.1 Add: Interest expense, net $33.1 Add: Depreciation and amortization $16.8 EBITDA $158.0 Less: Noncontrolling interest EBITDA $22.8 EBITDA attributable to PBFX $135.2 17